UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2026

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-01088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD

TROY, Michigan 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $1.00 par value per share	KELYA	The Nasdaq Stock Market LLC
Class B Common Stock, $1.00 par value per share	KELYB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of Kelly Services, Inc. (the “Company”), which was held in virtual-only format, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to (i) permit stockholder action by written consent, (ii) expand the persons who may call special meetings of stockholders to include the Chairperson of the Board of Directors (the “Board”) and holders of at least a majority of the voting power of the Company’s Class B Common Stock (in addition to the Board or a duly authorized committee), and (iii) permit stockholders to fill vacancies or newly created directorships in any manner permitted by Delaware law (in addition to the Board’s ability to fill vacancies). The Amendment is reflected in the Amended and Restated Certificate of Incorporation that became effective upon filing with the Secretary of State of the State of Delaware on May 13, 2026.

The Board approved Amended and Restated Bylaws of the Company, reflecting conforming changes consistent with the Amendment, effective as of May 7, 2026.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 7, 2026. The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are provided below.

Proposal 1

All of the nominees for election to the Board were elected to serve until the Company’s next annual meeting of stockholders, as follows:

Name of Nominee	Number of Shares Voted “For”	Number of Shares Voted “Withheld”	Broker Non-Votes
James Christopher Hunt	3,046,545	7,565	131,552
Christopher D. Layden	3,053,958	152	131,552
Angela Brock-Kyle	3,053,759	351	131,552
Robert S. Cubbin	3,053,199	911	131,552
Amala Duggirala	3,053,082	1,028	131,552
Edward Escudero	3,053,709	401	131,552
James K. Hunt	3,053,776	334	131,552
Ryan B. McCrory	3,053,765	345	131,552
Leslie A. Murphy	3,053,195	915	131,552
Michael J. Wartell	3,053,766	344	131,552
George Young III	3,053,776	334	131,552

Proposal 2

The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation, as follows:

Shares Voting “For”	3,052,698
Shares Voting “Against”	941
Shares Abstaining From Voting	471
Broker Non-Votes	131,552

Proposal 3

The Company’s stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation, as follows:

Shares Voting “For”	3,046,639
Shares Voting “Against”	7,004
Shares Abstaining From Voting	467
Broker Non-Votes	131,552

Proposal 4

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, as follows:

Shares Voting “For”	3,182,579
Shares Voting “Against”	3,072
Shares Abstaining From Voting	11
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Kelly Services, Inc. dated May 13, 2026

3.2	Amended and Restated Bylaws of Kelly Services, Inc. dated May 7, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 13, 2026	/s/ Vanessa P. Williams
Vanessa P. Williams
Executive Vice President, General Counsel and Corporate Secretary